ADVANCED SERIES TRUST

AST T. Rowe Price Asset Allocation Portfolio

Supplement dated January 20, 2022

to the Currently Effective Summary Prospectus, Prospectus and Statement of Additional Information

This supplement should be read in conjunction with the currently effective Prospectus (the Prospectus) and Statement of Additional Information (the SAI) for the Advanced Series Trust (the Trust), and the Summary Prospectus for the AST T. Rowe Price Asset Allocation Portfolio (the Portfolio) and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms used herein that are not otherwise defined shall have the meanings given to them in the Prospectus and the SAI.

The Board of Trustees of the Trust, on behalf of the Portfolio, approved the addition of the T. Rowe Price International Ltd., an affiliate of T. Rowe Price Associates, Inc. (T. Rowe Price), as a new subadviser to the Portfolio. To reflect this change, the Summary Prospectus, Prospectus, and SAI are revised as follows, effective January 21, 2022:

A.The table in the "MANAGEMENT OF THE PORTFOLIO" section of the Summary Prospectus and the table in the

"SUMMARY: AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO – MANAGEMENT OF THE PORTFOLIO" section of the Prospectus are hereby deleted and replaced with the table set forth below:

Investment	Subadvisers	Portfolio Managers	Title	Service Date
Managers
PGIM Investments	T. Rowe Price	Charles M. Shriver,	Vice President and	May 2010
LLC	Associates, Inc. / T.	CFA	Portfolio Manager
Rowe Price
AST Investment	International Ltd.	Toby M. Thompson,	Vice President and	April 2014
Services, Inc.		CFA, CAIA	Portfolio Manager

B.The table in Part I of the SAI entitled "Portfolio Subadvisers and Fee Rates" is hereby revised by replacing the information pertaining to the Portfolio with the information set forth below:

Portfolio Subadvisers and Fee Rates
Portfolio	Subadviser(s)	Fee Rate
AST T. Rowe Price	T. Rowe Price Associates, Inc. /	For assets up to $15 billion:
Asset Allocation	T. Rowe Price International	0.50% of average daily net assets to $25 million; 0.35%
Portfolio	Ltd.	of average daily net assets over $25 million to $50
million;
0.26% of average daily net assets over $50 million to
$10 billion;
0.25% of average daily net asset over $10 billion to $15
billion.
For assets in excess of $15 billion:
0.23% on all assets.

C.The section in Part I of the SAI entitled "Notes to Subadviser Fee Rate Table" is hereby revised by adding the information set forth below to the existing information pertaining to T. Rowe Price:

In the event T. Rowe Price invests AST T. Rowe Price Asset Allocation Portfolio assets in other pooled investment vehicles it manages or subadvises, T. Rowe Price will waive its subadvisory fee for the Portfolio in an amount equal to the acquired fund fee paid to T. Rowe Price with respect to the AST T. Rowe Price Asset Allocation Portfolio assets invested in such acquired fund. Notwithstanding the foregoing, the subadvisory fee waivers will not exceed 100% of the subadvisory fee.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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